Putnam VT Core Equity Fund
The fund's portfolio
3/31/24 (Unaudited)

COMMON STOCKS (97.9%)(a)
	Shares	Value
Aerospace and defense (0.6%)
Northrop Grumman Corp.	1,265	$605,505
RTX Corp.	4,830	471,070

		1,076,575
Air freight and logistics (0.3%)
FedEx Corp.	1,330	385,354
GXO Logistics, Inc.(NON)	1,621	87,145

		472,499
Automobiles (0.9%)
General Motors Co.	9,767	442,933
Tesla, Inc.(NON)	5,642	991,807

		1,434,740
Banks (4.2%)
Bank of America Corp.	64,807	2,457,481
Citigroup, Inc.	23,716	1,499,800
Five Star Bancorp	11,189	251,753
Heartland Financial USA, Inc.	4,990	175,399
JPMorgan Chase & Co.	10,288	2,060,686
KeyCorp	32,809	518,710

		6,963,829
Beverages (1.8%)
Coca-Cola Co. (The)	34,658	2,120,376
Molson Coors Beverage Co. Class B	14,168	952,798

		3,073,174
Biotechnology (1.9%)
AbbVie, Inc.	8,311	1,513,433
Amgen, Inc.	2,037	579,160
Regeneron Pharmaceuticals, Inc.(NON)	1,180	1,135,738

		3,228,331
Broadline retail (3.9%)
Amazon.com, Inc.(NON)	35,345	6,375,531
eBay, Inc.	3,744	197,608

		6,573,139
Capital markets (5.0%)
Ameriprise Financial, Inc.	5,136	2,251,828
Bank of New York Mellon Corp. (The)	22,311	1,285,560
Goldman Sachs Group, Inc. (The)	4,507	1,882,529
LPL Financial Holdings, Inc.	959	253,368
Morgan Stanley	2,683	252,631
Raymond James Financial, Inc.	15,891	2,040,722
TPG, Inc.	7,391	330,378

		8,297,016
Chemicals (0.8%)
DuPont de Nemours, Inc.	4,203	322,244
Eastman Chemical Co.	10,032	1,005,407

		1,327,651
Commercial services and supplies (0.4%)
Cintas Corp.	1,048	720,007

		720,007
Communications equipment (0.9%)
Cisco Systems, Inc.	30,425	1,518,512

		1,518,512
Consumer staples distribution and retail (2.9%)
Casey's General Stores, Inc.	888	282,784
Kroger Co. (The)	15,858	905,968
Target Corp.	8,124	1,439,654
Walmart, Inc.	36,327	2,185,796

		4,814,202
Containers and packaging (0.3%)
Berry Global Group, Inc.	7,205	435,758

		435,758
Distributors (0.4%)
LKQ Corp.	11,726	626,286

		626,286
Diversified consumer services (0.1%)
Graham Holdings Co. Class B	242	185,779

		185,779
Diversified REITs (0.3%)
Armada Hoffler Properties, Inc.(R)	53,369	555,038

		555,038
Diversified telecommunication services (0.5%)
AT&T, Inc.	31,318	551,197
Liberty Global, Ltd. Class A (United Kingdom)(NON)	17,466	295,525

		846,722
Electric utilities (3.5%)
Constellation Energy Corp.	10,226	1,890,276
NRG Energy, Inc.	26,111	1,767,454
PG&E Corp.	106,461	1,784,286
Xcel Energy, Inc.	7,618	409,468

		5,851,484
Entertainment (1.2%)
Electronic Arts, Inc.	2,273	301,559
Universal Music Group NV (Netherlands)	22,549	678,236
Walt Disney Co. (The)	8,071	987,568

		1,967,363
Financial services (5.5%)
Apollo Global Management, Inc.(S)	19,505	2,193,337
Berkshire Hathaway, Inc. Class B(NON)	7,945	3,341,031
Mastercard, Inc. Class A	7,567	3,644,040

		9,178,408
Food products (0.1%)
Hershey Co. (The)	426	82,857

		82,857
Ground transportation (1.2%)
Hertz Global Holdings, Inc.(NON)	9,545	74,737
Union Pacific Corp.	7,844	1,929,075

		2,003,812
Health care equipment and supplies (0.3%)
Medtronic PLC	4,787	417,187
Nyxoah SA (Belgium)(NON)	9,312	125,619

		542,806
Health care providers and services (5.2%)
CVS Health Corp.	10,031	800,073
Elevance Health, Inc.	2,075	1,075,971
HCA Healthcare, Inc.	2,385	795,469
McKesson Corp.	4,711	2,529,100
Tenet Healthcare Corp.(NON)	7,965	837,201
UnitedHealth Group, Inc.	5,119	2,532,369

		8,570,183
Hotels, restaurants, and leisure (1.8%)
Brinker International, Inc.(NON)	6,613	328,534
Chuy's Holdings, Inc.(NON)	11,287	380,711
First Watch Restaurant Group, Inc.(NON)	12,165	299,502
Hilton Worldwide Holdings, Inc.	4,484	956,482
McDonald's Corp.	2,923	824,140
Vail Resorts, Inc.	529	117,877

		2,907,246
Household durables (1.2%)
PulteGroup, Inc.	16,187	1,952,476
Smith Douglas Homes Corp.(NON)	2,549	75,705

		2,028,181
Household products (0.8%)
Procter & Gamble Co. (The)	8,236	1,336,291

		1,336,291
Industrial conglomerates (0.7%)
Honeywell International, Inc.	5,258	1,079,205

		1,079,205
Insurance (1.1%)
Arch Capital Group, Ltd.(NON)	13,373	1,236,200
Assured Guaranty, Ltd.	7,473	652,019

		1,888,219
Interactive media and services (6.8%)
Alphabet, Inc. Class C(NON)	39,320	5,986,863
Meta Platforms, Inc. Class A	10,444	5,071,398
Pinterest, Inc. Class A(NON)	5,730	198,659

		11,256,920
IT Services (1.2%)
Gartner, Inc.(NON)	2,874	1,369,950
GoDaddy, Inc. Class A(NON)	5,750	682,410

		2,052,360
Life sciences tools and services (0.1%)
Bio-Rad Laboratories, Inc. Class A(NON)	619	214,094

		214,094
Machinery (2.0%)
Deere & Co.	1,765	724,956
Otis Worldwide Corp.	25,156	2,497,236
Snap-On, Inc.(S)	537	159,070

		3,381,262
Media (0.4%)
Charter Communications, Inc. Class A(NON)	1,286	373,750
New York Times Co. (The) Class A	6,047	261,351

		635,101
Metals and mining (1.6%)
Freeport-McMoRan, Inc.	25,640	1,205,593
Nucor Corp.	7,148	1,414,589

		2,620,182
Mortgage real estate investment trusts (REITs) (0.2%)
Starwood Property Trust, Inc.(R)	17,904	363,988

		363,988
Office REITs (0.1%)
Highwoods Properties, Inc.(R)	8,845	231,562

		231,562
Oil, gas, and consumable fuels (2.4%)
Antero Resources Corp.(NON)	13,918	403,622
ConocoPhillips	14,909	1,897,618
Exxon Mobil Corp.	14,905	1,732,557

		4,033,797
Passenger airlines (0.7%)
Southwest Airlines Co.	37,773	1,102,594

		1,102,594
Personal care products (0.4%)
Kenvue, Inc.	31,153	668,543

		668,543
Pharmaceuticals (4.5%)
AstraZeneca PLC ADR (United Kingdom)	5,927	401,554
Eli Lilly and Co.	4,505	3,504,710
Johnson & Johnson	9,781	1,547,256
Merck & Co., Inc.	12,389	1,634,729
Royalty Pharma PLC Class A	14,846	450,873

		7,539,122
Real estate management and development (1.4%)
CBRE Group, Inc. Class A(NON)	20,068	1,951,412
CoStar Group, Inc.(NON)	3,201	309,217

		2,260,629
Semiconductors and semiconductor equipment (8.0%)
Broadcom, Inc.	1,389	1,840,994
Intel Corp.	11,333	500,579
Lam Research Corp.	2,718	2,640,727
NVIDIA Corp.	7,878	7,118,246
Qualcomm, Inc.	6,837	1,157,504

		13,258,050
Software (11.6%)
Adobe, Inc.(NON)	2,342	1,181,773
Fair Isaac Corp.(NON)	376	469,853
Jamf Holding Corp.(NON)	8,875	162,856
Microsoft Corp.	31,665	13,322,099
NCR Voyix Corp.(NON)	7,893	99,689
Oracle Corp.	22,902	2,876,720
Salesforce, Inc.(NON)	4,080	1,228,814

		19,341,804
Specialized REITs (1.0%)
Gaming and Leisure Properties, Inc.(R)	34,668	1,597,155

		1,597,155
Specialty retail (1.8%)
Best Buy Co., Inc.	11,145	914,224
Lowe's Cos., Inc.	8,407	2,141,515

		3,055,739
Technology hardware, storage, and peripherals (5.2%)
Apple, Inc.	50,828	8,715,985

		8,715,985
Trading companies and distributors (0.7%)
United Rentals, Inc.	1,603	1,155,940

		1,155,940

Total common stocks (cost $75,184,617)		$163,070,140

INVESTMENT COMPANIES (1.4%)(a)
	Shares	Value
iShares Expanded Tech-Software Sector ETF	27,115	$2,312,096

Total investment companies (cost $1,494,978)		$2,312,096

PURCHASED OPTIONS OUTSTANDING (—%)(a)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Bank of America N.A.
Eli Lilly and Co. (Put)	May-24/$660.00	$873,649	$1,123	$5,089

Total purchased options outstanding (cost $28,861)				$5,089

SHORT-TERM INVESTMENTS (2.3%)(a)
		Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 5.57%(AFF)	Shares	2,151,160	$2,151,160
Putnam Short Term Investment Fund Class P 5.50%(AFF)	Shares	1,561,971	1,561,971
U.S. Treasury Bills 5.389%, 5/23/24		$200,000	198,484

Total short-term investments (cost $3,911,621)			$3,911,615
TOTAL INVESTMENTS

Total investments (cost $80,620,077)			$169,298,940

WRITTEN OPTIONS OUTSTANDING at 3/31/24 (premiums $26,952) (Unaudited)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Bank of America N.A.
Eli Lilly and Co. (Call)	May-24/$780.00	$873,649	$1,123	$44,020

Total				$44,020

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
ETF	Exchange Traded Fund
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2024 through March 31, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $166,546,400.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/24
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$5,746,150	$13,331,110	$16,926,100	$58,462	$2,151,160
	Putnam Short Term Investment Fund Class P‡	5,135,738	2,989,939	6,563,706	30,210	1,561,971

	Total Short-term investments	$10,881,888	$16,321,049	$23,489,806	$88,672	$3,713,131
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $2,151,160 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $2,086,363.
‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts for hedging against changes in values of securities it owns.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $38,931 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$14,706,106	$—	$—
Consumer discretionary	16,811,110	—	—
Consumer staples	9,975,067	—	—
Energy	4,033,797	—	—
Financials	26,691,460	—	—
Health care	20,094,536	—	—
Industrials	10,991,894	—	—
Information technology	44,886,711	—	—
Materials	4,383,591	—	—
Real estate	4,644,384	—	—
Utilities	5,851,484	—	—

Total common stocks	163,070,140	—	—
Investment companies	2,312,096	—	—
Purchased options outstanding	—	5,089	—
Short-term investments	—	3,911,615	—

Totals by level	$165,382,236	$3,916,704	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(44,020)	$—

Totals by level	$—	$(44,020)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)	$2,000
Written equity option contracts (contract amount)	$2,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com